EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Earnings Per Share [Abstract]
Net income attributable to the Company	$ 78,245	$ 2,264
Weighted average number of shares (in shares)	205,257,260	197,692,000
Dilutive effect of share options (in shares)	0	106,000
Denominator for diluted earnings per share (in shares)	205,257,260	197,798,000
Cash dividends per share declared (in dollars per share)	$ 0	$ 0